H&Q HEALTHCARE INVESTORS

                       STATEMENT OF ADDITIONAL INFORMATION

     H&Q Healthcare Investors (the "Trust") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Trust's investment objective is to seek long-term capital appreciation by investing primarily in securities of companies in the health services and medical technology (healthcare) industries ("Healthcare Companies"). The Trust will invest primarily in securities of companies that are believed by the Trust's investment adviser to have significant potential for above-average, long-term growth in revenues and earnings. The Trust emphasizes investment in securities of emerging growth Healthcare Companies, most of which are expected to be traded in the over-the-counter market. The Trust may also invest up to 40% of its net assets in venture capital or other securities subject to legal or contractual restrictions as to resale ("Restricted Securities"). Such securities may be acquired in connection with venture capital opportunities, as well as in private placements in public companies. No assurance can be given that the Trust will achieve its investment objective. The Trust's investment adviser is Hambrecht & Quist Capital Management Incorporated (the "Investment Adviser"), the President and sole Director of which is Alan G. Carr, who is responsible for management of the Trust's portfolio.


     This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated
February 7, 1997 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of beneficial interest ("Shares") of the Trust, and investors should obtain and read the Prospectus prior to purchasing Shares. A copy of the Prospectus may be obtained without charge, by calling the Trust (617) 574-0567. This SAI incorporates by reference the entire Prospectus.


                                TABLE OF CONTENTS
                                                                           PAGE


Additional Information About Investments and Investment Techniques........   2
Investment Restrictions...................................................   7
Trustees and Officers.....................................................  10
The Trust.................................................................  11
Investment Advisory Agreement.............................................  14
Net Asset Value...........................................................  17
Portfolio Transactions and Brokerage......................................  18
Dividend Reinvestment Plan................................................  21
Tax Matters...............................................................  22
Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar........  28


     The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The registration statement may be obtained from the Commission upon payment of the fee prescribed, or inspected at the Commission's office at no charge.


                       This SAI is dated February 7, 1997.


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                    ADDITIONAL INFORMATION ABOUT INVESTMENTS
                            AND INVESTMENT TECHNIQUES

     Some of the different types of securities in which the Trust may invest, subject to its investment objective, policies and restrictions, are described in the Prospectus under "Investment Objectives and Policies" and "Appendix A - Description of Risk Factors and Investment Techniques." Additional information concerning certain of the Trust's investments and investment techniques is set forth below.

When-Issued and Delayed Delivery Transactions

     The Trust may purchase securities on a "when issued" basis or a "delayed delivery" basis. "When-issued" securities are securities whose terms are available and for which a market exists, but which are not available for immediate delivery. "Delayed delivery" transactions are those in which the Trust purchases a security but settlement of the transaction is to occur after the customary settlement date. The Trust will enter into such transactions for the purpose of acquiring securities that it wishes to purchase but that are not currently available for purchase. The Trust may dispose of a commitment to purchase prior to settlement. However, the Trust does not intend to make such purchases for speculative purposes. When such transactions are negotiated, the purchase price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment and settlement, no payment is made for the securities purchased, and no interest or dividends accrue to the Trust. However, the securities are subject to market fluctuation, and the value at settlement may be less than the purchase price. While awaiting settlement, the Trust will maintain with its custodian a segregated account consisting of liquid securities, which may include cash, obligations of the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), debt obligations or equity securities having a value at least equal to its purchase commitments. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involves a risk of loss if the security declines prior to the settlement date, which risk is in addition to the risk of decline of the Trust's other assets.

Repurchase Agreements

     A repurchase agreement is an agreement under which the Trust acquires a security subject to the obligation of the seller to repurchase and the Trust to resell such security at a fixed time and price (representing the Trust's cost and interest). It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with respect to U.S. Government Securities and money market instruments. Repurchase agreements may also be viewed as loans made by the Trust, which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase

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transactions to ensure that the value of the underlying securities will at all times be at least equal to the total amount of the repurchase obligation, including the interest factor. If the seller defaults the Trust could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Trust may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Trust is treated as an unsecured creditor and required to return the underlying collateral to the seller. The Trust may not enter into repurchase agreements with respect to more than 10% of its net assets.

Loans of Portfolio Securities

     In an attempt to make productive use of its assets, the Trust may lend its portfolio securities, subject to the limitation that the Trust will not lend a security if, as a result of such loan, all securities then subject to loans would exceed 20% of the Trust's net assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government Securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Trust if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Trust. When the Trust lends a security, it continues to be entitled to receive any dividends or interest on the loaned security and also receives one or more of: (i) a negotiated loan fee;
(ii) interest on securities used as collateral for the loan; or (iii) interest on short-term debt securities purchased with the loan collateral. Either type of interest may be shared with the borrower of the security. The Trust may also pay reasonable finder's, custodian and administrative fees. The terms of the Trust's loans of securities must meet certain requirements under the Internal Revenue Code of 1986, as amended, (the "Code") such as providing that the Trust may terminate the loan upon no more than five days' notice, and must permit the Trust to reacquire loaned securities in time to vote on any important matter. The Trust will make such loans only to banks and dealers with which it may enter into repurchase agreements. If the borrower fails to return the loaned security, the Trust's risks include: (1) any costs in disposing of the collateral; (2) loss from a decline in value of the collateral to an amount less than 100% of the securities loaned; (3) being unable to exercise its voting or consent rights with respect to the security; (4) any loss arising from the Trust being unable to settle a sale of such securities in a timely manner; and (5) the inability of the Trust to reacquire the loaned securities.

Hedging

     In order to hedge against changes in the value of its portfolio securities, the Trust may from time to time engage in certain hedging strategies.


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     The Trust will engage in hedging activities from time to time at the
Investment Adviser's discretion, and may not necessarily be engaging in such activities when movements in the securities markets, foreign exchange rates, or interest rates that could affect the value of the assets of the Trust occur. The Trust's ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission ("CFTC") and the federal income tax requirements applicable to regulated investment companies.

     Although the Trust believes that use of such strategies will benefit the Trust, if the Investment Adviser's judgment about the general direction of securities market movements, foreign exchange rates or interest rates is incorrect, the Trust's overall performance could be poorer than if it had not pursued those strategies. Moreover, changes in the value of the instruments that the Trust purchases to hedge its portfolio securities may not correlate precisely with changes in the value of the portfolio securities the Trust is attempting to hedge. In addition, in situations where the Trust has insufficient cash, it may have to sell assets from its portfolio to meet margin requirements at a time when it may be disadvantageous to do so. The Trust's hedging activities may also result in a higher portfolio turnover rate and additional brokerage costs.

Futures Contracts

Futures Contracts. The Trust may enter into contracts for the purchase or sale for future delivery (a "futures contract") of baskets of securities, financial indices, financial instruments or foreign currencies. The Trust may purchase or sell futures contracts to attempt to protect the value of its securities from market-wide price movements and fluctuations in interest or foreign exchange rates without actually buying or selling securities or foreign currency.

     A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price and at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price and at a specified future time.


Margin Requirements. At the time a futures contract is purchased or sold, the Trust must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin on U.S. exchanges may range from approximately 3% to approximately 15% of the value of the securities or commodities underlying the contract. Under certain circumstances, however, such as periods of high volatility, the Trust may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "mark to the market."

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Regulatory Limitations on the Use of Futures Contracts. Regulations of the CFTC
applicable to the Trust currently require that all of the Trust's futures transactions constitute bona fide hedging transactions or be undertaken incidental to the Trust's activities in the securities markets. In accordance with CFTC regulations, the Trust may not purchase or sell futures contracts if immediately thereafter the sum of the amounts of initial margin deposits on the Trust's existing futures positions would exceed 5% of the fair market value of the Trust's total assets. The Investment Adviser reserves the right to comply with such different standards as may be established by CFTC rules and regulations with respect to the purchase or sale of futures contracts.


Considerations Concerning Futures Contracts and Options on Futures Contracts. Futures contracts entail special risks. The ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions relating to (1) investor's obligations to meet additional variation margin requirements, (2) decisions to make or take delivery, rather than entering into offsetting transactions and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures markets. The possibility of such distortion means that a correct forecast of general market, foreign exchange rate or interest rate trends by the Investment Adviser may still not result in a successful transaction. The Trust's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of a liquid market. Although the Trust generally will purchase or sell only those futures contracts and options for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option at any particular time.


     Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit.

Exchange Rate Risk

     The Trust may enter into forward foreign currency exchange contracts ("forward contracts") and may purchase and sell foreign currency futures contracts to protect against a decline in the U.S. Dollar equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. The accurate projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward Contracts. A forward contract obligates one party to purchase and the other party to sell a definite amount of a given foreign currency at some specified future date.

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In some circumstances the purchase or sale of appropriate forward contracts may help offset declines in the U.S. Dollar equivalent value of the Trust's foreign currency denominated assets and income available for distribution to the Trust's shareholders of record that result from adverse changes in the exchange rate between the U.S. Dollar and the various foreign currencies in which the Trust's assets or income may be denominated. The U.S. Dollar equivalent value of the principal of and rate of return on foreign currency denominated securities will decline if the exchange rate of the U.S. Dollar rises in relation to that currency. Such declines could be partially or completely offset by an increase in the value of a forward contract on that foreign currency.

     While the use of foreign currency forward contracts may protect the Trust against declines in the U.S. Dollar equivalent value of its assets, their use will reduce the possible gain from advantageous changes in the value of the U.S. Dollar against particular currencies in which their assets are denominated. Moreover, the use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the assets held in the portfolio and the use of such techniques will subject the Trust to certain risks.

     The foreign exchange markets can be highly volatile, subject to sharp price fluctuations. In addition, trading forward contracts can involve a degree of leverage. As a result, relatively small movements in the rates of exchange between the currencies underlying a contract could result in immediate and substantial losses to the Trust. Trading losses that are not offset by corresponding gains in assets being hedged could sharply reduce the value of the Trust's portfolio.

Futures Contracts on Foreign Currencies. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as hedging devices similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Trust must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the country of the underlying currency.

Coverage Requirements

     All futures and forward currency contracts purchased or sold by the Trust are required to be covered. When the Trust purchases a futures or forward currency contract, this means that the Trust will maintain with the Trust's custodian in a segregated account an amount of liquid securities, including cash, U.S. Government Securities, debt obligations or equity securities, so that the amount so segregated, plus

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the amount of initial and variation margin held in the account of its broker, if applicable, equals the market value of the futures or forward currency contract.

     When the Trust sells a futures or forward currency contract, this means that during the life of the futures or forward currency contract the Trust will own or have the contractual right to acquire the securities or foreign currency subject to the futures or forward currency contract, or will maintain with the Trust's custodian in a segregated account liquid securities, including cash, U.S. Government Securities, debt obligations or equity securities, in an amount at least equal to the market value of the securities or foreign currency underlying the futures or forward currency contract.

         If the market value of the contract moves adversely to the Trust, or if the value of the securities in the segregated account declines, the Trust will be required to deposit additional cash or securities in the segregated account at a time when it may be disadvantageous to do so.


                             INVESTMENT RESTRICTIONS

     The Trust has adopted certain fundamental restrictions, which, like its investment objective, may not be changed without the affirmative vote of the holders of a majority of the Trust's outstanding Shares. As used in this SAI, a "majority of the Trust's outstanding Shares" means the lesser of (i) 67% of the Shares represented at a meeting at which more than 50% of the outstanding Shares are represented or (ii) more than 50% of the outstanding Shares. The Trust may not:

          1. With respect to 75% of its total assets, invest in securities of any one issuer if immediately after and as a result of such investment more than 5% of the total assets of the Trust, taken at market value, would be invested in the securities of such issuer. This restriction does not apply to investments in U.S. Government Securities.

          2. Purchase more than 10% of the outstanding voting securities of any one issuer.


          3. Purchase or sell commodities or commodities contracts. The prohibition on the purchase or sale of commodities applies to the purchase or sale of "physical" commodities.


          4. Purchase or sell real estate; provided that the Trust may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

          5. Purchase any securities on margin or make short sales of securities, except for short-term credit necessary for the clearance of portfolio transactions.


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          6. Underwrite securities of other issuers, except to the extent that, in connection with the disposition of its portfolio securities, the Trust may be deemed an underwriter under federal or state securities law. See "Portfolio Transactions and Brokerage."

          7. Invest less than 25% of its net assets in securities of companies in the healthcare industries.

          8. Invest more than 40% of the Trust's net assets in venture capital or other Restricted Securities.

          9. Issue senior securities or borrow amounts in excess of 10% of its net assets at the time of borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes or for the repurchase of its securities. The Trust will not repurchase its securities during periods when it has outstanding borrowings in excess of 5% of its net assets. The Trust will not borrow for investment purposes.

          10. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Trust, except as may be necessary in connection with permitted borrowings under 9. above.


          11. Make loans of money, except by the purchase of debt obligations in which the Trust may invest consistent with its investment objective and policies. The Trust reserves the authority to enter into repurchase agreements and to make loans of its portfolio securities to qualified institutional investors, brokers, dealers, banks or other financial institutions, so long as the terms of the loans are not inconsistent with the requirements of the Investment Company Act. Such loans may not exceed an aggregate amount of 20% of the Trust's net assets. Repurchase agreements are subject to the percentage limitation described in investment policy 5. below. See also "Repurchase Agreement."


          12. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, if
     (a) more than 10% of its total assets would be invested in securities of other investment companies, (b) more than 5% of its total assets would be invested in the securities of any one investment company, or (c) the Trust would own more than 3% of any other investment company's securities.




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     In addition, the Trust has adopted the following investment policies, which may be changed by the action of the Board of Trustees (the "Board") without shareholder approval:


          1. The Trust, under normal circumstances, will have at least 80% of its net assets invested in securities of companies in Healthcare Companies.

          2. To the extent not invested in the Healthcare Company assets of the Trust will be invested in cash, U.S. Government Securities, money market instruments or money market mutual funds for liquidity. When, in the opinion of the Investment Adviser, adverse market conditions or industry expectations support such action, the Trust may temporarily take a defensive position of up to 75% of net assets in such liquid investments. The money market instruments in which the Trust may invest include certificates of deposit and bankers' acceptances issued by domestic branches of federally-insured U.S. banks and savings and loan associations and commercial paper and high and upper medium grade corporate debt securities rated, as of the date of purchase, among the highest rating categories of Moody's Investors Service Inc. (Aaa, Aa or A for bonds; MIG-1, MIG-2 or MIG-3 for notes; P-1 for commercial paper) or Standard & Poor's Corporation (AAA, AA or A for bonds; SP-1+ to SP-2 for notes; A-1 for commercial paper). The Trust also may invest in shares of money market mutual funds that invest in money market instruments and U.S. Government Securities. Money market mutual funds are investment companies and the Trust's investments in those companies are subject to the limitations set forth in 12 under "Investment Restrictions." As a shareholder in money market mutual funds, the Trust will bear its ratable share of such companies' expenses, including investment adviser or management fees, and will remain subject to payment of fees to the Investment Adviser.


          3. Investments will not be made in any company with the objective of exercising control over that company's management, and the Trust generally will not provide managerial assistance to any such company as is normally the case with venture capital funds. The Trust, however, may make investments as a co-investor with other venture capital groups that may provide issuers with significant managerial assistance.

          4. The Trust may invest up to 5% of its net assets in warrants, valued at market value. Warrants acquired in units or attached to other securities are not subject to this restriction.

          5. The Trust may not enter into repurchase agreements with respect to more than 10% of its net assets. It is the Trust's present intention to enter into repurchase agreements for a relatively short period (usually not more than one week) only with commercial banks and registered broker-dealers and only with

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     respect to U.S. Government Securities and money market instruments. The
     Trust does not intend to enter into repurchase agreements with Hambrecht & Quist LLC ("H&Q"). Repurchase agreements may also be viewed as loans made by the Trust which are collateralized by the securities subject to repurchase. The Trust intends to take possession of collateral, and the Investment Adviser will monitor repurchase transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. See also "Repurchase Agreements."


          6. The Trust may not invest more than 20% of its net assets at the time of purchase in securities of foreign issuers. Such issuers are expected to be companies domiciled in Canada, Western Europe and Japan.
     The Trust may buy and sell foreign currencies for the purpose of settlement of transactions in foreign securities, but presently does not intend to engage in hedging operations such as buying contracts for purchase in the future of foreign currencies. Any such hedging operations would be limited to 5% of net assets.

          7. The Trust may not invest in put or call options.

     Except as otherwise noted, all percentage limitations set forth above apply immediately after a purchase and a subsequent change in the applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio.

                              TRUSTEES AND OFFICERS

Board of Trustees

     For the names and addresses of the Trust's Trustees and Officers, a description of their positions with the Trust and their principal occupations during the last 5 years, see "Trustees and Officers" in the Trust's Prospectus.

Compensation of Trustees

     The Trust pays each of the Trustees not affiliated with the Investment Adviser a fee of $6,000 annually and $900 for each meeting of the Board attended, together with such Trustee's actual out-of-pocket expenses relating to attendance at meetings. For the fiscal years ended September 30, 1996 and September 30, 1995 the Trust paid such fees and reimbursed such expenses amounting to $56,663 and $49,109, respectively, in the aggregate.

     The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by the Investment Adviser for the fiscal year ended

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September 30, 1996. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other funds managed by the Investment Adviser.

                               Compensation Table
                  For the Fiscal Year ended September 30, 1996

                             Aggregate     Accrued Pension          Total
Disinterested              Compensation     or Retirement     Compensation
Trustee                   from the Trust       Benefits       from Fund Complex
                                                                 (2 funds)
-------------------------------------------------------------------------------
Lawrence S. Lewin             $9,600               None         $19,200
Robert P. Mack, M.D.          $9,600               None         $19,200
Eric Oddleifson               $9,600               None         $19,200
Uwe E. Reinhardt, Ph.D.       $9,600               None         $19,200
Henri A. Termeer              $8,700               None         $17,400


     To the knowledge of the Trust, as of January 2, 1997, there are no control persons of the Trust. On January 2, 1997, the Trustees and officers of the Trust owned as a group beneficially and of record less than 1% of the Trust's outstanding Shares.


                                    THE TRUST

     The Trust's capitalization consists of an unlimited number of Shares, $.01 par value. Each Share represents an equal proportionate beneficial interest in the Trust and, when issued and outstanding, will be fully paid and non-assessable by the Trust. Upon any liquidation of the Trust, shareholders will be entitled to share pro rata in the net assets of the Trust available for distribution. The Trust will send annual and semi-annual financial statements to shareholders and may also issue more abbreviated interim reports to update shareholders on a quarterly basis. The Trust will hold annual meetings of its shareholders in accordance with the provisions of the Trust's Declaration of Trust and By-laws and the rules of the New York Stock Exchange ("NYSE").

     Shareholders are entitled to one vote for each Share held. The Trust's Shares do not have cumulative voting rights, which means that the holders of more than 50% of the Shares of the Trust voting for the election of Trustees can elect all of the Trustees, and, in such event, the holders of the remaining Shares will not be able to elect any Trustees. The Trust has a staggered Board, whereby one class of Trustees is elected each year.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust under certain circumstances may be determined to be personally liable as partners for the Trust's obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder

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liability for the acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of a Trust liability is limited to circumstances in which the Trust is unable to meet its obligations from the liquidation of its portfolio investments.

     The overall management of the Trust is vested in the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the Trust's agreements with its Investment Adviser, Custodian, any foreign sub-custodians, Registrar and Transfer Agent. The management of the day-to-day operations of the Trust is delegated to its officers and to the Investment Adviser, subject always to the investment objective and policies of the Trust and to general supervision by the Board.

     In addition, the Declaration of Trust requires the affirmative vote or consent of the holders of 75% of the Shares of the Trust to authorize certain transactions with a person or entity that is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding Shares of the Trust. These provisions will make it more difficult to change the management of the Trust and could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Trust in a tender offer or similar transaction. See "The Trust" in the Fund's Prospectus.

Repurchases of Shares and Tender Offers

     The Trust is a closed-end management investment company and as such its shareholders do not, and will not, have the right to redeem their Shares of the Trust. The Trustees, however, intend to consider, from time to time, but not less frequently than annually, the desirability of open market purchases or tender offers. Any such repurchases will be made in accordance with the applicable provisions of the Investment Company Act and Massachusetts law in open market transactions. Shares repurchased by the Trust will be held in its treasury. Although the Trust has no present intention of doing so, it reserves the right to incur debt to finance such repurchases or tender offers, provided that it will not repurchase securities during the periods when it has outstanding borrowings in excess of 5% of its net assets. See "Investment Restrictions." Interest on any borrowings to finance Share repurchase transactions will increase the Trust's expenses and will reduce the Trust's net income. There can be no assurance that Share repurchases, if any, will cause the Shares to trade at a price equal to or in excess of their net asset value. Nevertheless, the possibility that a portion of the Trust's outstanding Shares may be the subject of repurchases may reduce the spread between market price and net asset value that might otherwise exist. The Trust may not repurchase Shares except (i) on a securities exchange and after notification to shareholders of its intent to

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purchase Shares within the six months preceding the purchase, (ii) pursuant to a tender offer to all shareholders or (iii) as otherwise permitted by the Commission.


     The Shares of the Trust will trade in the open market at a price which will be a function of several factors, including their supply, demand, investment performance and yield. The shares of closed-end investment companies generally sell at market prices varying from their net asset value ("NAV") and such shares frequently trade at a discount to NAV, but in some cases trade at a premium. The market price of the Shares will be determined by factors including trading volume of such Shares, general market and economic conditions and other factors beyond the control of the Trust. Therefore, the Trust cannot predict whether its Shares will trade at, below or above NAV. When the Trust repurchases its Shares for a price below their NAV, the NAV of those Shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding Shares will be affected, either positively or negatively.

Conversion to Open-End Investment Company Status


     The conversion of the Trust from a closed-end to an open-end investment company would require an amendment to the Declaration of Trust. Such an amendment would require the favorable vote of the holders of a majority of the Shares of the Trust entitled to vote on the matter. Such a vote would also satisfy a separate requirement in the Investment Company Act that the change be approved by the Shareholders. The amendment would have to be approved by the Board prior to its submission to Shareholders. The Board is required under the Declaration of Trust to consider and vote annually upon the proposal to convert to open-end status. A proposal to convert the Trust to an open-end company might be supported or opposed by the Board depending on the Board's judgment as to its advisability in light of circumstances prevailing at the time. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. Conversion to an open-end investment company could require the disposal of illiquid investments to meet current requirements of the Commission that no more than 15% of an open-end investment company's assets consist of illiquid securities, and would likely require involuntary liquidation of portfolio securities, and the inherent realization of net long-term capital gains in connection therewith, to meet periodic requests for redemption. Moreover, Shares of the Trust would no longer be listed on the NYSE.



                          INVESTMENT ADVISORY AGREEMENT

     The Investment Advisory Agreement between the Investment Adviser and the Trust (the "Advisory Agreement") provides that, subject to the supervision and direction of the Board, the Investment Adviser is responsible for the actual management of the

Trust's portfolio. The Investment Adviser is also obligated to supervise or perform certain administrative and management services for the Trust and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. However, the Investment Adviser may consider investment analysis from various sources, including broker-dealers with which the Trust does business. See "Portfolio Transactions and Brokerage."

     For the services provided by the Investment Adviser under the Advisory Agreement, the Trust will pay a fee, computed and payable monthly, equal when annualized to (i) 2.5% of the average net assets for such month of its Restricted Securities up to 25% of net assets; and (ii) 1.0% of the average net assets for such month of all other assets. The aggregate monthly fee paid to the Investment Adviser may not exceed when annualized 1.375% of the Trust's average total net assets for such month (approximately .115% per month).

     The Investment Adviser will not participate directly in the capital appreciation of Restricted Securities or generally provide managerial assistance to portfolio companies, as is normally the case with venture capital funds. For purposes of calculation of the investment advisory fee, "average net assets" for any month shall be equal to the average of the net asset value of such assets as of the last business day of such month and the net asset value of the appropriate assets as of the last business day of the preceding month. The investment advisory fee paid by the Trust exceeds that paid by most registered investment companies to their investment advisers. The Trust believes that the fee is commensurate with the nature and quality of the services required for identifying, evaluating and monitoring the Trust's Restricted Securities investments.

     The Advisory Agreement also provides that the Investment Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Advisory Agreement.

     For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the Trust paid the Adviser $1,961,266, $1,336,950 and $1,348,897, respectively, in advisory fees.

     The services of the Investment Adviser to the Trust are not deemed to be exclusive, and nothing in the Advisory Agreement prevents the Investment Adviser, or any affiliate thereof, from providing similar services to other companies and other clients or from engaging in other activities.

     The Advisory Agreement obligates the Investment Adviser to pay all compensation for officers and employees of the Trust connected with investment and economic research, trading and investment management for the Trust. Under the Advisory Agreement, the Trust is responsible for all other expenses incurred in its organization and operation including, among other things, expenses related to the offer of Shares, expenses for legal and auditing services; costs of printing proxies, prospectuses, stock certificates and shareholder reports; charges of the custodian, any sub-custodian and transfer agent; expenses in connection with the Plan; Commission and National Association of Securities Dealers, Inc. fees; fees and expenses of unaffiliated Trustees; accounting and valuation costs; membership fees in trade associations; fidelity bond coverage for the Trust's officers and employees; errors and omissions insurance coverage for Trustees and officers; interest; brokerage costs; taxes; stock exchange listing fees and expenses; expenses of qualifying the Trust's Shares for sale in various states; expenses associated with personnel performing exclusively shareholder servicing functions; litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Trust. The Trust may enter into arrangements to have third parties assume any expenses for which it is responsible.

     The Advisory Agreement was initially approved by the Trustees of the Trust, including a majority of Trustees who are not parties to the agreement or interested persons (as defined in the Investment Company Act) of any such party, on April 21, 1987 and last approved by the Trustees of the Trust, including a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, on February 12, 1996. Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board or by the holders of a majority of the Trust's outstanding Shares and (ii) by the majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement may be terminated by (i) the Trust or the Investment Adviser at any time without penalty upon not less than 30 and no more than 60 days' written notice or (ii) a vote of the holders of a majority of the Trust's outstanding Shares, and will automatically terminate in the event of its assignment or any bankruptcy or similar proceeding involving any person who controls the Investment Adviser.

     The Advisory Agreement provides that the Trust may use "H&Q" or "Hambrecht & Quist" as part of its name for so long as the Investment Adviser serves as investment adviser to the Trust. The Trust has also acknowledged that the names "H&Q" or "Hambrecht & Quist" are a property right of the Investment Adviser and in the event that the investment advisory relationship terminates, the Trust thereafter will not use such names. The Investment Adviser may at any time permit others to use such names.

                                 NET ASSET VALUE

     The net asset value per Share ("NAV") of the Trust's is computed based on the value as discussed below of the securities held by the Trust and is determined as of the close of the NYSE on the last business day of each month or on a more frequent basis as required by the Trustees. NAV is calculated by dividing the value of the securities held by the Trust plus any cash or other assets minus all liabilities, including accrued expenses, by the total number of Shares outstanding at such time.

     Portfolio securities that are traded only on national securities exchanges are valued at the last sale price or, lacking any sales, at the mean between last bid and asked prices. Securities traded in the over-the-counter market which are National Market System securities are valued at the last sale price. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a national securities exchange are valued according to the broadest and most representative market, as determined by the Investment Adviser. Short-term investments that mature in 60 days or less are valued at amortized cost, unless the Board determines that such valuation does not constitute fair value.

     Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board in accordance with the procedures hereinafter described. Such valuations and procedures will be reviewed periodically by the Board. The fair value of investments for which no market exists cannot be precisely determined. With respect to securities of a company in its early stages of development, valuation will typically be based upon their original cost to the Trust (the "cost method"). The cost method will be utilized until significant developments affecting the portfolio company provide a basis for use of an appraisal valuation (the "appraisal method"). The appraisal method will be based upon such factors as earnings and net worth and will also consider the market price for similar securities of comparable publicly traded companies. In the case of unsuccessful operations, the appraisal may be based upon liquidation value. Valuations based on the appraisal are necessarily subjective. The Trust also will use third party transactions in the portfolio company's securities as the basis of valuation (the "private market method"). The private market method will be used only with respect to actual transactions or actual firm offers by sophisticated, independent investors unaffiliated with the Investment Adviser or Hambrecht & Quist Group ("Group"). Legal or contractual restrictions on the sale of portfolio securities by the Trust will be considered in the valuation of such securities.

     Other assets, which include cash, prepaid and accrued items, accounts receivable and income on investments and from the sale of portfolio securities, are carried in accordance with generally accepted accounting principles, as are all liabilities. Liabilities primarily include accrued expenses, sums owed for securities purchased and dividends payable.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the Trust's portfolio transactions and the allocation of brokerage. In executing such transactions, the Investment Adviser will seek to obtain the best price and execution for the Trust, taking into account such factors as price, size of order, difficulty of execution, operational facilities of the firm involved, the firm's risk in positioning a block of securities, and research, market and statistical information provided by such firm. While the Investment Adviser generally seeks reasonably competitive commission rates, the Trust will not necessarily pay the lowest commission available.

     The Trust has no obligation to deal with any broker or group of brokers, including H&Q, a wholly-owned subsidiary of Group, in executing transactions in portfolio securities. Brokers, including H&Q, who provide supplemental research, market and statistical information to the Investment Adviser may receive orders for transactions by the Trust. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of purchasing or selling securities and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Advisory Agreement and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser in providing services to clients other than the Trust, and not all such information may be used by the Investment Adviser in connection with the Trust. Conversely, such information provided to the Investment Adviser by brokers and dealers through whom other clients of the Investment Adviser in the future may effect securities transactions may be useful to the Investment Adviser in providing services to the Trust. To the extent the Investment Adviser receives valuable research, market and statistical information from a broker-dealer, including H&Q, the Investment Adviser intends to direct orders for Trust transactions to that broker-dealer, subject to the foregoing policies, regulatory constraints and the ability of broker dealers, including H&Q, to provide competitive prices and commission rates. For the fiscal year ended September 30, 1996, the amount of transactions for which the Investment Adviser directed brokerage because of research services aggregated $9,712,286 and the related commissions aggregated $35,000.

     The Investment Company Act restricts transactions involving the Trust and its "affiliates", including among others, the Trust's Trustees, officers and employees, the Investment Adviser and H&Q, and any "affiliates" of such affiliates. Subject to any such restrictions, investment companies advised by the Investment Adviser and venture capital funds managed by entities associated with Group may concurrently invest with the Trust in Restricted Securities, and the Trust may also invest in companies in which directors of the Investment Adviser or Trustees of the Trust have invested or for which they serve as directors or executive officers. A substantial portion of the securities in which the Trust may invest are traded in the over-the-counter markets, and the Trust intends to deal directly with the dealers who make markets in the securities involved, except as limited by applicable law and in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Trust are generally prohibited from dealing as principal with the Trust in the purchase and sale of securities. Under certain circumstances, affiliated persons of the Trust are permitted to serve as its broker in over-the-counter transactions conducted on an agency basis.

     Subject to the foregoing policies of the Trust and provisions of law, the Trust may use H&Q to execute portfolio transactions for the Trust on an agency basis. The Trust's Board has adopted procedures in conformity with Rule 17e-1 under the Investment Company Act designed to ensure that all brokerage commissions paid to H&Q are reasonable and fair as compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on securities exchanges during a comparable period of time. In addition, pursuant to Section 11(a) of the Securities Exchange Act of 1934 (the "Securities Act") and Rule 11a2-2(T) thereunder, H&Q may not execute transactions for the Trust on the floor of any national securities exchange, but may effect such transactions through transmitting orders for execution, providing for clearance and settlement, and arranging for the performance of such functions. As permitted by this Rule, the Trust has entered into an agreement with H&Q that permits H&Q to retain compensation for effecting transactions for the Trust on national securities exchanges. The agreement provides, among other things, that H&Q must furnish the Trust at least annually with a statement setting forth the total amount of all compensation retained by H&Q under the agreement.

     The Trust will not make venture capital investments in a company that has retained H&Q to act as placement agent of such securities for a fee. It is likely, however, that, subject to applicable law, the Trust may invest in securities concurrently being purchased by other investment companies advised by the Investment Adviser or by venture capital funds managed by entities associated with Group. Such purchases would be made on terms no less favorable than those under which such investment companies and venture capital funds would be acquiring the Shares. In the case of concurrent purchases by the Trust and another investment company or companies or accounts managed by the Investment Adviser, such purchases would be made where the Investment Adviser has made an independent decision on behalf of the Trust and such other company or companies that the purchase is appropriate in light of the investment objectives, policies, restrictions, current holdings, available cash and portfolio structure of and other factors affecting each. Such investments will be allocated among clients in a manner believed by the Investment Adviser to be equitable to each. The Trust may also from time to time invest in securities of companies in which affiliated persons of the

Trust have invested, subject to the provisions of the Investment Company Act and the rules and regulations promulgated thereunder.

     The Trust's portfolio transactions in Restricted Securities are generally subject to Rule 144 under the Securities Act. In general, under Rule 144 as currently in effect, if the Trust has beneficially owned Restricted Securities of a publicly held issuer for more than two but less than three years, it will be entitled to sell in any three-month period that number of such securities that will not exceed the greater of 1% of the then outstanding securities of that class or the average weekly trading volume in securities of that class in any national securities exchange and/or in the over-the-counter market during the four calendar weeks immediately preceding the date on which notice of the sale is filed with the Commission. These volume limitations also apply to sales by the Trust of the securities of any issuer as to which it is deemed an affiliate, regardless of whether securities of such issuer are publicly traded. The above-described sales under Rule 144 are subject to certain requirements relating to manner of sale, notice and availability of current public information about the issuer. If the Trust is not deemed to have been an affiliate of the issuer at any time during the 90 days immediately preceding the sale and has beneficially owned Restricted Securities for at least three years, it is entitled to sell such securities under Rule 144(k) without regard to whether the issuer is publicly-held or to the volume limitations or other requirements described above. When Restricted Securities are sold to the public other than pursuant to Rule 144 or 144A, the Trust may be deemed an "underwriter" with respect thereto for purposes of the Securities Act and subject to liability as such thereunder.

     Certain investments may be appropriate for the Trust and also for other clients advised by the Investment Adviser. Investment decisions for the Trust and for such other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold only for the Trust or for another client or in different amounts and at different times for more than one but less than all clients, including the Trust. Likewise, a particular security may be bought for the Trust or one or more clients when one or more other clients or the Trust are selling the security. In addition, purchases or sales of the same security may be made for two or more clients, including the Trust, on the same date. In such event, such transactions will be allocated among the Trust and client(s) in a manner believed by the Investment Adviser to be equitable to each. Purchase and sale orders for the Trust may be combined with those of other clients of the Investment Adviser in the interest of obtaining the most favorable net results to the Trust. In effecting transactions, it may not always be possible, or consistent with the investment objectives of the various persons described above and of the Trust, to take or liquidate the same investment positions at the same time or at the same prices.

     For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, $36,000, $16,100 and $21,000, respectively, of brokerage commissions were paid by the Trust. For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the Trust paid a total of $0, $1,000 and $0, respectively in commissions to H&Q. For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994, the percentage of aggregate commissions paid for such fiscal years to H&Q Group was 0%, .62%, and 0%, respectively.

     For a description of the Trust's portfolio turnover policies and the portfolio turnover rates for the last two fiscal years, see "Portfolio Transactions and Brokerage" in the Trust's Prospectus.

                           DIVIDEND REINVESTMENT PLAN

     Each shareholder holding Shares of the Trust will automatically be a participant in the Trust's Dividend Reinvestment Plan (the "Plan"), unless the shareholder elects not to participate in the Plan. Under the Plan, whenever the Trust declares a distribution of dividends and capital gains payable in Shares or cash, the distribution of dividends and capital gains will be automatically reinvested by State Street Bank and Trust Company (the "Plan Agent"), in whole or fractional Shares of the Trust, as the case may be, for the accounts of the participating shareholders. Shareholders who specifically elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check in U.S. dollars mailed directly to the shareholders (or if the Shares are held in street or other nominee name, then to the nominee) by the Custodian, as Dividend Disbursing Agent. Shareholders may receive more detailed information regarding the Plan from the Trust or the Plan Agent. Shareholders whose Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

     The Plan Agent serves as agent for the shareholders in administering the Plan. Participants in the Plan will receive Shares valued on the valuation date, generally at the lower of market price or NAV, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. Whenever the market price per Share is equal to or exceeds NAV on the valuation date, participants will be issued Shares at the greater of (i) NAV or (ii) 95% of the then current market price of the Shares. If the NAV on the valuation date exceeds the market price of the Shares at that time, participants will receive Shares from the Trust valued at the market price.

     Each shareholder may terminate his or her account under the Plan, or may withdraw from the Plan upon written notice to the Plan Agent at the address shown below received at least ten days prior to the record date for a dividend or distribution, which notice will be effective for that and all subsequent dividends or distributions. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account. There is no penalty for non-participation in or withdrawal from the Plan;

Shareholders who have withdrawn from the Plan may rejoin it at any time by furnishing to the Plan Agent an authorization in the required form.

     The Plan Agent maintains each shareholder's account in the Plan and furnishes written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares issued pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in the Plan. Brokers and nominees of banks and financial institutions are advised to contact the Plan Agent to determine whether the beneficial owners of Shares held in their names may participate in the Plan.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust.

     The automatic reinvestment of dividends and distributions will not relieve participants of any federal or other income tax that may be payable or required to be withheld on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the terms and conditions of the Plan may be amended or supplemented by the Plan Agent or the Trust at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Commission or any other regulatory authority, only by mailing to the Shareholders appropriate written notice at least 90 days prior to the record date for the dividend or distribution. All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at P.O. Box 8200, Boston, Massachusetts 02266-8200.

                                   TAX MATTERS

     The following is only a summary of certain U.S. federal income tax considerations generally affecting the Trust and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Trust or its shareholders, and the following discussion is not intended as a substitute for careful tax planning. Shareholders should consult with their own tax advisers regarding the specific federal, state, local, foreign and other tax consequences of investing in the Trust.

Taxation of the Trust

     The Trust intends to qualify and elect to be treated each taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The principal federal income tax benefits of qualifying as a regulated investment company ("RIC"), as compared to an ordinary taxable corporation, are that a RIC generally is not itself subject to federal income tax on ordinary investment income and net capital gains that are currently distributed to its shareholders, and that the character of long-term capital gains which are recognized and properly designated by a RIC flows through to its shareholders, who receive (or are deemed to receive) distributions of such income. However, the Trust would be subject to corporate income tax (currently at a maximum marginal rate of 35%) on any undistributed income.

     To qualify as a RIC, the Trust must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income derived with respect to its business of investing in such stock, securities or currencies (the "Qualifying Income Requirement"); (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets (namely, (i) stock or securities, (ii) options, futures, or forward contracts (other than those on foreign currencies), or (iii) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to the Trust's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities)), held less than three months (the "30% Limitation"); (c) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Trust's assets is represented by cash and cash items, U.S. Government Securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Trust's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other RICs); and (d) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a RIC's business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.


     Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the excise tax, the Trust must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Trust intends to make its distributions in accordance with the calendar year distribution requirement. A dividend will be treated as paid on December 31 of the calendar year if it is declared by the Trust in October, November or December of the year, payable to shareholders of record on a date in such a month and paid by the Trust during January of the following year. Such dividends will be taxable to shareholders as of December 31 of the calendar year in which the dividends are declared, rather than during the calendar year in which the dividends are received. If the Trust elects to retain net capital gains and treat such gains as having been distributed, all or a portion of such gains may not be treated as having been timely distributed for purposes of satisfying the excise tax calendar year distribution requirement.

Distributions

     Dividends paid from investment company taxable income will be taxable to shareholders as ordinary income whether paid in cash or reinvested in the Trust's Shares. The Trust intends to distribute to its shareholders substantially all of its investment company taxable income, if any, for each year. It is anticipated that the Trust's income distributions will be paid annually in additional Shares unless the shareholder elects payment in cash.

     Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gains") designated by the Trust as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Trust's Shares, regardless of how long the shareholders have held the Trust's Shares, and will not be eligible for the dividends received deduction for corporations. The Trust may elect to retain net capital gains. In such event, the Trust will be required to pay federal income taxes on the undistributed net capital gains, but intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such amounts will be included in the gross income of the shareholders as long-term capital gains and shareholders will be able to claim their proportionate share of federal income taxes paid by the Trust on such gains as a credit against their own federal income tax liabilities, and will be entitled to increase the adjusted tax basis of their Shares of the Trust by an amount equal to 65% of the amount of the undistributed capital gains included in their gross income. Organizations or persons not subject to federal income tax on such capital gains (such as, generally, qualified pension and profit-sharing funds, including Individual Retirement Accounts and Keogh plans, and certain trusts, nonresident aliens and foreign corporations) will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon filing appropriate returns or claims for refund with the Internal Revenue Service ("IRS"). Even if the Trust makes such an election, it is possible that the Trust may incur an excise tax as a result of not having distributed sufficient net capital gains.

     If the value of the Trust's Shares is reduced below a Shareholder's cost as a result of a distribution of investment company taxable income or net capital gains by the Trust, such distribution will be taxable to the shareholder. The price of Shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution of investment company taxable income or net capital gains will receive a distribution which will nevertheless be taxable to them.

     Dividends (not including capital gain dividends) received by corporate shareholders from the Trust qualify for the dividends received deduction for corporate shareholders to the extent the Trust designates the amount distributed as eligible for the deduction. The aggregate amount designated by the Trust cannot exceed the aggregate amount of dividends received by the Trust from domestic corporations for the taxable year, and the designation of dividend income must generally be the same for all Shares. Thus, unless 100% of the Trust's gross income constitutes qualified dividends, a portion of the dividends paid to corporate shareholders will not qualify for the dividends received deduction. The dividends received deduction for corporate shareholders may be further reduced if the Shares with respect to which dividends are received are treated as debt-financed or if either those Shares or the Shares of the Trust are deemed to have been held by the Trust or its shareholders, respectively, for less than 46 days.

     In addition to furnishing any other required tax statements, the Trust intends to send not later than 60 days after September 30 (the end of the tax and fiscal year of the Trust) written notices to shareholders regarding the tax status of all distributions made during such taxable year, the amount qualifying for the dividends received deduction for corporations and the amount of undistributed net capital gains and related tax credits.

Sale of Shares

     Generally, gain or loss realized upon the sale or exchange of Shares will be capital gain or loss if the Shares are capital assets in the shareholder's hands and generally will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Investors should be aware that any loss realized upon the sale or exchange of Shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gain to the shareholder with respect to such Shares. In addition, any loss realized on a sale or exchange of Shares will be disallowed to the extent the Shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to the Plan. In such case, the basis of Shares acquired will be adjusted to reflect the disallowed loss.


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Currency Fluctuations--"Section 988" Gains or Losses

     Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Trust accrues receivables or liabilities denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of foreign currency or debt securities denominated in a foreign currency and on disposition of certain futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the currency, security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Trust's investment company taxable income to be distributed to its Shareholders as ordinary income.

     Certain futures and foreign currency contracts in which the Trust may invest are "section 1256 contracts." While gains or losses on section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses, certain foreign currency futures and foreign currency contracts may give rise to ordinary income or loss, as described below. Also, section 1256 contracts held by the Trust at the end of each taxable year (and, generally, for purposes if the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

Foreign Withholding Taxes

     Income received by the Trust from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50% of the value of the Trust's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Trust will be eligible to elect to "pass-through" to the Trust's shareholders the amount of foreign income and similar taxes paid by the Trust. In the absence of such an election, the foreign taxes paid by the Trust will reduce its investment company taxable income, and distributions of investment company taxable income received by the Trust from non- U.S. sources will be treated as U.S. source income.

Backup Withholding

     The Trust may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Trust with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability. Certain persons are exempt from the backup withholding requirements. Questions relating to backup withholding should be directed to your tax adviser.

Foreign Shareholders

     U.S. taxation of a shareholder who, as to the U.S., is a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income from the Trust is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     Income Not Effectively Connected. If the income from the Trust is not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

     Distributions of capital gain dividends and amounts retained by the Trust which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a non-resident alien individual and is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the U.S. for more than the 182-day period only applies in exceptional cases, because any individual present in the U.S. for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a non-resident alien individual, the Trust may be required to withhold U.S. federal income tax at a rate of 31% of distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S status under penalties of perjury or otherwise establishes an exemption. See "Backup Withholding" above. If a foreign shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's Shares of the Trust in the U.S. will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the U.S. for more than 182 days during the taxable year and meets certain other requirements.

     Income Effectively Connected. If the income from the Trust is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Trust which are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Trust will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such foreign shareholders that are corporations may also be subject to the branch profits tax imposed by the Code.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Other Taxes

     Distributions may also be subject to state, local and foreign taxes depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to their particular situation.


                       CUSTODIAN, TRANSFER AGENT, DIVIDEND
                         DISBURSING AGENT AND REGISTRAR

     The Trust's securities and cash are held under a custodian contract by State Street Bank and Trust Company (the "Custodian"), whose principal business address is 225 Franklin Street, Boston, Massachusetts 02110. Rules adopted under the Investment Company Act permit the Trust to maintain its securities and cash in the custody of certain eligible banks and securities depositories. Pursuant to those Rules, the Trust's portfolio of securities and cash, when invested in Foreign Securities, will be held by sub-custodians who have been approved by the Board in accordance with the Rules of the Commission following consideration of a number of factors, including, but not limited to, the relationship of the institution with the Custodian, the reliability and financial stability of the institution, the ability of the institution to perform capably custodial services for the Trust, the reputation of the institution in its national market, the political and economic stability of the countries in which the sub-custodians will be located and the risks of potential nationalization or expropriation of Trust assets.

     The Custodian also serves as Dividend Disbursing Agent, Transfer Agent and Registrar for Shares of the Trust.